SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant            [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential of Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.  240.14a-11(c) or ss.  240.14a-12

                          BAY BANKS OF VIRGINIA, INC.
                (Name of Registrant as Specified in Its Charter)
                          BAY BANKS OF VIRGINIA, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.
         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies

                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         5)       Total fee paid:

                  -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:  ____________________________________
         2)       Form Schedule or Registration Statement No.:  _______________
         3)       Filing Party:  ______________________________________________
         4)       Date Filed:  ________________________________________________

                                                                (804) 343-4089
                                                                      2947.001



                                 April 16, 1998


By Electronic Submission

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

ATTN:   Filing Desk

                    Bay Bank of Virginia, Inc. (0-000-22955)/
                           Definitive Proxy Materials

Ladies and Gentlemen:

         On behalf of Bay Banks of Virginia, Inc., Kilmarnock, Virginia ("Bay Banks"), and pursuant to Regulation S-T under the Securities Act of 1933, as amended, we are transmitting one copy of Chesapeake's definitive proxy statement and form of proxy for its annual meeting of shareholders to be held on May 18, 1998.

         Seven paper copies of Bay Bank's 1997 Annual Report to Shareholders are being filed under separate cover.

         Any questions or comments concerning this filing should be directed to the undersigned at (804) 783-2003.

                                                              Sincerely,



                                                              George P. Whitley

 Enclosures
cc:      Mr. Austin L. Roberts, III

                                 April 17, 1998



Dear Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. on May 18, 1998, at 1:00 p.m., at Indian Creek Yacht & Country Club, Kilmarnock, Virginia. We would be pleased to have you as our guest for a buffet luncheon starting at 12:15 p.m. If you wish to attend, please indicate this on the luncheon reservation card that is enclosed. This will allow us to have an accurate count of those joining us for the luncheon.

         The primary business of the meeting will be the re-election of two directors of the Company, approval of a Stock Option Plan for Non-Employee Directors and the ratification of the appointment of independent auditors, as more fully explained in the accompanying proxy statement.

         During the meeting, we also will report to you on the condition and performance of the Company and its subsidiary, the Bank of Lancaster. You will have an opportunity to question management on matters that affect the interests of all stockholders.

         We hope you can join us for the luncheon and attend the Annual Meeting on May 18th. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope. Your vote is important.

         Thank you for your interest in the Company's affairs. As always, we are most grateful for your continuing support of the Company and the Bank of Lancaster.


                                   Sincerely,




      Ammon G. Dunton, Jr.          Austin L. Roberts, III
      Chairman of the Board         President and Chief Executive Officer

                          BAY BANKS OF VIRGINIA, INC.
                             100 South Main Street
                           Kilmarnock, Virginia 22482


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 18, 1998

To Our Stockholders:

         The Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. (the "Company") will be held at Indian Creek Yacht & Country Club, Kilmarnock, Virginia, on May 18, 1998 at 1:00 p.m. for the following purposes:

         1. To elect two directors to serve for a three-year term and until their successors are elected and qualified;

         2. To approve the Company's 1998 Non-Employee Directors Stock Option Plan;

         3. To ratify the selection of Eggleston Smith P.C., independent certified public accountants, as auditors of the Company for the year ending December 31, 1998; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 3, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                             By Order of the Board of Directors



                                             Hazel S. Pittman
                                             Corporate Secretary


April 17, 1998

       PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                          BAY BANKS OF VIRGINIA, INC.
                               100 S. Main Street
                           Kilmarnock, Virginia 22482

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 18, 1998


                                    GENERAL

         The enclosed proxy is solicited by the Board of Directors of Bay Banks of Virginia, Inc. (the "Company") for its Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 18, 1998, at the time and place and for the purpose set forth in the accompanying Notice of the Annual Meeting or any adjournment thereof. The approximate mailing date of this Proxy Statement and accompanying Proxy is April 17, 1998.

Revocation and Voting of Proxies

         Execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A stockholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights and Solicitation

         Only stockholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote as of the record date was 1,155,087. The Company has no other class of stock outstanding. A 60% majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

         Each share of common stock entitles the recordholder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

         The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person, by telephone, or special letter by officers and regular employees of the Company, acting without compensation other than regular compensation.

Principal Stockholders

         The only beneficial owner of 5% or more of the common stock of the Company is the Bank of Lancaster Employee Stock Ownership Plan (the "Plan") which owns 63,163 shares, or 5.5%, of the outstanding common stock. Four members of the Board of Directors of the Bank of Lancaster (the "Bank") are trustees of the Plan.

         As of the record date, the directors, including those nominated for re-election, and executive officers of the Company beneficially owned as a group 67,955 shares, or 5.89%, of the Company's common stock, including shares for which they hold currently exercisable stock options.

                           II. ELECTION OF DIRECTORS

         The Company's Board is divided into three classes (I, II and III). The term of office for Class I directors will expire at the Annual Meeting. The two persons named immediately below, each of whom currently serves as a director of the Company, will be nominated to serve as Class I directors. If elected, the two nominees will serve until the Annual Meeting of Stockholders held in 2001. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason any of the persons named as nominees below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

         The Board of Directors recommends that stockholders vote for the two nominees set forth below. The two nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.



                                            Bank        Company
                                          Director     Director                   Principal Occupation
              Name (Age)                   Since         Since                   During Past Five Years
              ----------                  -------      --------                  ----------------------

1998 Class (Nominees for Election):

William A. Creager (65)                     1994          1997      Retired, was founder and formerly served as
                                                                    President and Chairman of Capital Systems
                                                                    Group (a professional services and information
                                                                    systems company), Rockville, MD

Ammon G. Dunton, Jr. (62)                   1977          1997      Chairman of the Board of the Company and the
                                                                    Bank; Attorney, Senior Partner of Dunton,
                                                                    Simmons & Dunton, White Stone, VA

Other Directors Not Standing for Re-election at this Time:

1999 Class (Directors Serving Until the 1999 Annual Meeting):

Austin L. Roberts, III (51)                 1990          1997      President and Chief Executive Officer of the
                                                                    Company and the Bank

W. Bruce Sanders (47)                       1983          1997      Owner and President of Rappahannock Yachts
                                                                    (marina), Irvington, VA


2000 Class (Directors Serving Until the 2000 Annual Meeting):

Weston F. Conley, Jr. (63)                  1979          1997      President and Manager of RCV Seafood
                                                                    Corporation (seafood processor and wholesaler),
                                                                    Morattico, VA

Thomas A. Gosse (51)                        1994          1997      President and Chief Executive Officer since
                                                                    1997 of Northern Neck Insurance Company,
                                                                    Irvington, VA; formerly a principal in the
                                                                    accounting firm of Braun, Dehnert, Clarke &
                                                                    Co., P.C., Irvington, VA


         In accordance with the Company's By-Laws, stockholders intending to nominate director candidates at a stockholder meeting must deliver notice within specified timeframes and must follow a specific procedure. A stockholder desiring information on timeframes and procedures should request the information from the Corporate Secretary.

Board Committees and Attendance

         During 1997 there were three meetings of the Board of Directors. Each director attended at least 75% of all meetings of the Board. The entire Board of Directors serves as the Audit and Nominating Committees.

Directors' Compensation

         Non-officer directors of the Company receive $200 for each meeting of the Company's Board of Directors. Directors who are employees of the Company and Bank are not compensated for attendance at Board meetings and do not receive any fees for attendance at committee meetings. The Chairman of the Board, Mr. Ammon
G. Dunton, Jr., is a Company and Bank officer. As an officer, he received $28,500.00 in compensation in 1997, but receives no annual retainer or Board or committee attendance fees.

Certain Relationships and Related Transactions

         Some of the Company directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and loan commitments to them were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

         The law firm of Dunton, Simmons & Dunton serves as legal counsel to the Company and the Bank. Mr. Ammon G. Dunton, Jr., is a senior member of the firm. In addition, American Standard Insurance, of which John Cardwell is the manager, provided insurance to the Company and the Bank.

         There are two family relationships involving the Board and Bank officers. Mr. Fletcher L. Brown, III is the brother-in-law of the Bank's Auditor, Margaret Brown, and Mr. W. Bruce Sanders is the brother of the Bank's Credit Administration Officer, Anita Sanders.

         None of the directors serves as a director of any other publicly-held company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in Company common stock. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during the fiscal year ended December 31, 1997.

                       OWNERSHIP OF COMPANY COMMON STOCK

         The following table sets forth, as of the record date, certain information with respect to the beneficial ownership of Company common stock held by each director and nominee and each executive officer named in the Summary Compensation Table below, and by the directors and all executive officers as a group.

                                                                         Amount and Nature
                                                                          of Beneficial             Percent
                  Name                                                     Ownership (1)            of Class
                  ----                                                 --------------------         ---------

         William A. Creager........................................            2,200 (2)                 (3)
         Weston F. Conley, Jr......................................           26,378 (2)                2.3%
         Ammon G. Dunton, Jr.......................................           18,595 (2)                1.6%
         Thomas A. Gosse...........................................            1,400 (2)                 (3)
         Austin L. Roberts, III....................................           12,277 (2)(4)              (3)
         W. Bruce Sanders..........................................            1,452                     (3)
         All directors and executive officers as a group...........           67,955 (4)                5.5%


------------------

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
 (2) Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Creager, 200 shares, Mr. Conley, 4,876 shares; Mr. Dunton, 2,876 shares; Mr. Gosse, 1,000 shares; and Mr. Roberts, 800 shares.
(3)  Represents less than 1% of Company common stock.
(4) Includes: (i) 10,450 shares that may be acquired by Mr. Roberts pursuant to currently exercisable stock options; and (ii) 14,200 shares that may be acquired by all executive officers as a group pursuant to currently exercisable stock options.

         Board of Directors of the Bank

         As the parent company of the Bank, the Company will appoint the directors of the Bank. The following persons have been appointed to serve as directors of the Bank.


                                              Bank Director
              Name (Age)                          Since                           Principal Occupation
              ----------                      -------------                       ---------------------

Fletcher L. Brown, III (52)                        1994             Owner and President of Eubank & Son Hardware,
                                                                    Kilmarnock, VA

John J. Cardwell (65)                              1989             Manager of American Standard Insurance Company
                                                                    (independent insurance agency), Kilmarnock, VA

David W. Cheek (49)                                1995             General Manager of Kilmarnock Motor Sales (John
                                                                    Deere farm equipment dealer), Kilmarnock, VA

Weston F. Conley, Jr. (63)                         1979             President and Manager of RCV Seafood
                                                                    Corporation (seafood processor and wholesaler),
                                                                    Morattico, VA


William A. Creager (65)                            1994             Retired, was founder and formerly served as
                                                                    President and Chairman of Capital Systems
                                                                    Group (a professional services and information
                                                                    systems company), Rockville, MD

Ammon G. Dunton, Jr. (62)                          1977             Chairman of the Board of the Company and the
                                                                    Bank; Attorney, Senior Partner of Dunton,
                                                                    Simmons & Dunton, White Stone, VA

Thomas A. Gosse (51)                               1994             President and Chief Executive Officer of
                                                                    Northern Neck Insurance Company, Irvington, VA

W. T. James, III (68)                              1979             Chairman of the Board of Northern Neck
                                                                    Insurance Company, Irvington, VA

Patricia N. Lawler (54)                            1998             President of Lawler Real Estate, Inc., White
                                                                    Stone, VA

Austin L. Roberts, III (51)                        1990             President and Chief Executive Officer of the
                                                                    Company and the Bank

W. Bruce Sanders (47)                              1983             Owner and President of Rappahannock Yachts
                                                                    (marina), Irvington, Va.

A. Wayne Saunders (61)                             1992             Accountant and President of A. Wayne Saunders,
                                                                    P.C., Burgess, VA


                             EXECUTIVE COMPENSATION

         No officer receives compensation from the Company. All compensation is paid through the Bank.

         The following table presents compensation information on the Chief Executive Officer of the Company. No other officer of the Company or Bank earned over $100,000 in 1997.

                           Summary Compensation Table



                                                                             Long-term
                                                                            Compensation
                                                                        ---------------------
                                                                             Securities
         Name and                          Annual Compensation (1)           Underlying             All Other
                                       --------------------------------
    Principal Position         Year       Salary           Bonus            Options (2)         Compensation (3)
    ------------------         ----       ------           -----            -----------         ----------------


Austin L. Roberts, III         1997       $122,000              --             1,000(2)               $9,247
   President/Chief             1996        112,000         $10,000             2,450                   9,401
   Executive Officer           1995        105,000              --             1,500                   6,862


------------------
(1) Mr. Roberts did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus.
(2) The Company's Incentive Stock Option Plan does not permit the granting of restricted stock awards or stock appreciation rights. The Plan is the Company's only stock-based long term compensation plan currently in effect.
(3)      Mr. Roberts has received other compensation as follows:

<caption.


                                                        1997                   1996                   1995
                                                        ----                   ----                   ----

                           401(k) Plan               $  2,743               $  2,745                $  2,362
                           ESOP                         6,504                  6,656                   4,500
                                                        -----                  -----                --------
                           TOTAL                     $  9,247               $  9,401                $  6,862


Stock Option Grants in 1997

         The Company's Stock Option Plan provides for the granting of both incentive and non-qualified stock options to executive officers and key employees of the Company and its subsidiaries.

         The following table provides certain information concerning stock options granted during 1997 to Mr. Roberts.



                                                  Individual Grants
                             -------------------------------------------------------------
                                               Percent of
                               Number of          Total
                                 Shares          Options
                               Underlying      Granted to       Exercise                            Potential
                                Options         Employees      Price per     Expiration        Realizable Value (2)
           Name               Granted (1)        in 1997         Share          Date            5%            10%
           ----               -----------        -------         -----          ----            --            ---

Austin L. Roberts, III           1,000               7.7%        $23.50        5/15/07       $14,779       $37,453


--------------
(1) The option grant is subject to certain performance criteria being achieved. As of this date, there has not been a determination whether the granted options have been earned.
(2) Potential realizable value at the assumed annual rates of stock price appreciation based on actual option term (10 years) and annual compounding.

Stock Option Exercises in 1997 and year-end Option Values

         The following table shows certain information with respect to the number and value of unexercised options at year-end. No stock options were exercised during 1997 by Mr. Roberts.


                                                                          Number of                  Value of
                                                                      Shares Underlying             Unexercised
                                  Number of                              Unexercised               In-the-Money
                               Shares Acquired         Value             Options at                 Options at
           Name                  on Exercise          Realized        December 31, 1997        December 31, 1997 (1)
           ----                  -----------          --------        -----------------        ---------------------

Austin L. Roberts, III               None                $0               11,450 (2)                   $128,275


-------------
(1) Calculated by subtracting the exercise price from the fair market value of the stock at December 31, 1997.
(2) 1,000 of Mr. Roberts' option shares are subject to certain performance criteria being achieved. As of this date, there has not been a determination whether this option grant has been earned.

Benefit Plans

         Pension Plan. The Bank has a non-contributory defined benefit pension plan which covers substantially all salaried employees who have reached the age of twenty-one and who have completed one-year of service. A participant's monthly retirement benefit (if they have twenty-five years of credited service at their normal retirement date) is 25% of their final average pay, plus an additional 18.75% if their pay is in excess of the participant's Social Security covered pay. The Social Security covered pay is the average pay of the participant's working lifetime prior to the year the participant attains their Social Security retirement age. If the participant has less than twenty-five years of service at his or her normal retirement date, the participant's monthly retirement benefit will be actuarially reduced by 1/25 for each year of credited service less than twenty-five years. Cash benefits under the plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

         401(k) Plan. The Bank has a contributory 401(k) Plan. All salaried employees are eligible to participate after having worked six months consecutively; there is no age requirement. Participants may elect to defer between 1% to 15% of their base compensation which will be contributed to the plan, providing the amount deferred does not exceed the dollar maximum election deferral for each year. The Bank's match is 100% up to a 2% deferral; the Bank will provide a 25% match on employee contributions up to 4% of salary. Under the Plan, an employee is vested 20% after three years and 20% each year thereafter for the next four years of service. If an employee leaves prior to the three-year period, he or she forfeits any accrued Bank match contribution.

         Distribution to participants are made at death, retirement or other termination of employment in a lump sum payment. The Plan permits certain in-service withdrawals. Normal retirement age is considered sixty-five; early retirement is considered at fifty-five with ten years of vested service; disability retirement has no age requirements but a service requirement of ten years of vested service.

         Stock Option Plan. The Company has two incentive Stock Option Plans, the 1985 Plan (which has expired, but options granted thereunder are still exercisable) and the 1994 Plan. The 1994 Plan provides for the award of incentive stock options to key employees of the Bank as selected by the Board of Directors. The Board of Directors makes awards under the Plan and fixes the terms and conditions of each award pursuant to a separate agreement entered into with each optionee. The price of shares of stock to be issued upon the exercise of options is 100% of the fair market value on the date of the award. The option is not exercisable after the expiration of ten years from the date such option is granted. An option is not transferable by a person to whom it is granted other than by will or the laws of descent and distribution.

         Under the 1985 Plan, accounting for two 10% stock dividends and a 2-for-1 split, 31,080 shares were reserved, all of which have been granted or exercised. Under the 1994 Plan, 75,000 shares have been authorized and 26,815 have been granted.

         Employee Stock Ownership Plan (ESOP). The Company provides an Employee Stock Ownership Plan that is a non-contributory plan supported by annual contributions made at the discretion of the Board of Directors.

         The Plan is a Stock Bonus Plan qualified under Section 401(a) of the Internal Revenue Code and an Employee Ownership Plan under Section 4975(E)(7) of the Code. The plan is administered by Trustees and an Administrative Committee both elected by the Board of Directors for the exclusive benefit of participants.

         The plan is eligible to each Bank employee over the age of twenty-one and credited with at least 1,000 hours of service for the plan year.

         Other Benefit Plans. The Bank provides life, medical, dental and disability insurance to all eligible employees of the Bank.

                II. APPROVAL OF THE 1998 NON-EMPLOYEE DIRECTORS
                               STOCK OPTION PLAN


         The Board of Directors proposes that the stockholders approve the 1998 Non-Employee Directors Stock Option Plan (the "Plan"). The Board of Directors adopted the Plan on February 19, 1998, subject to stockholder approval at the Annual Meeting. Approval of the Plan requires the affirmative vote of the holders of more than 60% of the shares present or represented by properly executed and delivered proxies at the Annual Meeting.

         The following paragraphs summarize the principal features of the Plan. Such summary is subject, in all respects, to the terms of the Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to Paul T. Sciacchitano, Treasurer, Bay Banks of Virginia, 100 South Main Street, Kilmarnock, Virginia 22482.

         The Board of Directors recommends a vote "FOR" approval of the Plan.

         Purposes. The Board of Directors believes that the Plan will benefit the Company by promoting a greater identity of interest between non-employee directors of the Company and its subsidiaries (each referred to as a "Participant") and its stockholders by increasing each Participant's proprietary interest in the Company through the award of options to purchase Company common stock (each referred to as an "Option").

         Eligibility. Each non-employee director of the Company and any of its subsidiaries is eligible to participate in the Plan. The Company and Bank currently have ten non-employee directors. Each Participant will receive an Option for 250 shares of Company common stock on May 18, 1998 and on each succeeding anniversary (the "Grant Date") during the term of the Plan. If an individual serves as a director of both the Company and the Bank or any other subsidiary, that individual will be eligible only for a single grant under the Plan in any one year.

         Administration. The Plan will be administered by the Board of Directors. The Board has no discretion in determining who will receive an Option or the number of shares allocated to a Participant or the terms of any Option. The terms are set forth in the Plan and are summarized below.

         Options. A total of 25,000 shares of Company common stock may be issued upon the exercise of Options granted under the Plan. The maximum number of shares that may be issued under the Plan, and the terms of outstanding Options, will be proportionately adjusted to reflect any future stock dividend, stock split or similar changes in the capitalization of the Company.

         Terms of the Options. The exercise price per share of an Option will be the fair market value of the common stock on the Grant Date. The price may be paid in cash or by surrendering shares of Company common stock to the Company. Options will first become exercisable six months after the Grant Date and will have a term of ten years.

         Options are nontransferable except by will or the laws of descent and distribution. During the Participant's lifetime, the Participant's Options may be exercised only by the Participant.

         A Participant will not have any rights as a stockholder with respect to shares covered by Options until the Option is exercised.

         Federal Income Tax Consequences. No income is recognized by a Participant on account of the grant of an Option. Income is recognized on the date that an Option is exercised. The amount of income recognized by the Participant is equal to the difference between the fair market value of the shares received upon such exercise and the Option's price. Any gain or loss that is recognized on a subsequent disposition of the shares is taxed as long- or short-term capital gain or loss.

         The Company is entitled to claim a federal income tax deduction upon the exercise of an Option. The amount of the Company's deduction is equal to the amount of income recognized by the Participant.

         Amendments. The Board of Directors may amend or discontinue the Plan at any time, provided that no amendment may impair the rights of any Option holder without his or her consent, and further provided that any amendment shall be subject to approval of stockholders if such approval is necessary to comply with any tax or regulatory requirement.

                 III. RATIFICATION OF SELECTION OF ACCOUNTANTS

         On the recommendation of the Audit Committee, the Board of Directors has appointed Eggleston Smith, P.C., certified public accountants, as the Company's independent auditors for 1998, subject to ratification of the stockholders. Eggleston Smith P.C. rendered audit services to the Company during 1997. These services consisted primarily of the examination and audit of the institution's financial statements, tax reporting assistance, and other audit and accounting matters. Stockholders are requested to ratify the selection by vote at the Annual Meeting.

         Representatives of Eggleston Smith P. C. are expected to be present at the Annual Meeting and are expected to be available to respond to your questions during and after the meeting.

                                 OTHER MATTERS

         Management knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

                      1999 ANNUAL MEETING OF STOCKHOLDERS

         In accordance with the By-Laws of the Company, as currently in effect, the Annual Meeting of Stockholders for 1999 will be held on May 17, 1999. The Board of Directors need not include an otherwise appropriate stockholder proposal in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company at its main office on or before January 15, 1999. A stockholder desiring additional information on timeframes and procedures should request the information from the Corporate Secretary.

                     ANNUAL FINANCIAL DISCLOSURE STATEMENT

         An annual Financial Disclosure Statement containing information about the Bay Banks of Virginia, Inc. financial condition is available upon request from:

                              Paul T. Sciacchitano
                                   Treasurer
                          Bay Banks of Virginia, Inc.
                                 P. O. Box 1869
                           Kilmarnock, Virginia 22482
                                 (804) 435-1171

                          BAY BANKS OF VIRGINIA, INC.
          This Proxy is solicited on behalf of the Board of Directors

         The undersigned, revoking all prior proxies, hereby appoints Ammon G. Dunton, Jr. and Austin L. Roberts, III, or either of them, as proxies with full power of substitution to represent the undersigned and vote, as designated below, all the shares of Common Stock of Bay Banks of Virginia, Inc. held of record by the undersigned on April 3, 1998, at the Annual Meeting of Stockholders to be held on May 18, 1998, at 1:00 p.m. at the Indian Creek Yacht and Country Club, Kilmarnock, Virginia, or any adjournment thereof, on each of the following matters:

1.       Election of directors.

         [ ]  FOR all Nominees listed below    [ ]  WITHHOLD AUTHORITY to vote
                                                       for those indicated below

              William A. Creager            Ammon G. Dunton, Jr.

         NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.

2.       To approve the Company's 1998 Non-Employee Directors Stock Option Plan.

         [ ]       FOR            [ ]      AGAINST                [ ]   ABSTAIN

3. To ratify the selection by the Board of Directors of Eggleston, Smith, P.C., independent certified public accountants, as auditors of the Company for 1998.

         [ ]       FOR            [ ]      AGAINST                [ ]   ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors has not been notified of any such matters.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each proposal. All joint owners MUST sign.

         Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                           ---------------------------
                                           Signature


                                           ---------------------------
                                           Signature (if jointly owned)

                                           Dated:____________________, 1998


Please mark, sign, date and return this Proxy promptly in the enclosed envelope.